Exhibit 99.2

CenterState

NATIONAL COMMERCE CORPORATION

Merger with National Commerce Corporation

November 26, 2018

Forward Looking Statements

This presentation contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements usually use words such as "may," "believe," "expect," "anticipate," "intend," "will," "should," "plan," "estimate," "predict," "continue" and "potential" or the negative of these terms or other comparable terminology, including statements related to the expected timing of the closing of the Merger, the expected returns and other benefits of the Merger to shareholders, expected improvement in operating efficiency resulting from the Merger, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the Merger on CenterState's capital ratios. Forward looking statements represent management's beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to (1) the risk that the cost savings and any revenue synergies from the Merger may not be realized or take longer than anticipated to be realized, (2) disruption from the Merger with customer, supplier, employee or other business partner relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (4) the risk of successful integration of NCOM's businesses into CenterState, (5) the failure to obtain the necessary approvals by the stockholders of NCOM, with respect to the Merger, or the shareholders of CenterState with respect to the issuance of CenterState common stock in connection with the Merger, (6) the amount of the costs, fees, expenses and charges related to the Merger, (7) the ability by CenterState to obtain required governmental approvals of the Merger, (8) reputational risk and the reaction of each of the companies' customers, suppliers, employees or other business partners to the Merger, (9) the failure of the closing conditions in the Merger Agreement to be satisfied, or any unexpected delay in closing the Merger, (10) the risk that the integration of NCOM's operations into the operations of CenterState will be materially delayed or will be more costly or difficult than expected, (11) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by CenterState's issuance of additional shares of its common stock in the Merger, and (13) general competitive, economic, political and market conditions. Additional factors which could affect the forward looking statements can be found in the cautionary language included under the headings "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" in CenterState's Annual Report on Form 10-K for the year ended December 31, 2017, NCOM's Annual Report on Form 10-K for the year ended December 31, 2017, and other documents subsequently filed by CenterState and NCOM with the SEC. Consequently, no forward-looking statement can be guaranteed. CenterState and NCOM do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Our Pro Forma Company

Pro Forma Highlights [1]

- ✓ **Assets:** **$16.4 billion**
- ✓ **Deposits:** **$12.8 billion**
- ✓ **Loans:** **$11.5 billion**
- ✓ **Market Cap:** **$3.2 billion**

- ❑ **Complements existing footprint with natural expansion into attractive metro markets**
  - **Approximately 50% of NCOM branches are within 3 miles of an existing CSFL branch**
- ❑ **19 year relationship between both boards and management teams**
- ❑ **Combination of two highly profitable institutions with strong focus on asset quality and a proven credit culture**
- ❑ **Adds strength and depth to management team**

Pro Forma Deposits by State [2]



CSFL (127)
NCOM (37)
Huntsville
Birmingham
Atlanta
Montgomery
Auburn
Columbus
Mobile
Pensacola
Tallahassee
Jacksonville
Gainesville
Daytona Beach
Orlando
Tampa
St. Petersburg
Sarasota
Vero Beach
Fort Lauderdale
Miami
59
85
20
16
65
75
95
10
4
75
AL 11%
GA 13%
FL 76%

CenterState

Source: S&P Global Market Intelligence
Data as of 9/30/18, pricing data as of 11/23/18
(1) Excludes purchase accounting adjustments
(2) Data as of 6/30/18, pro forma for recently closed transactions

NATIONAL COMMERCE CORPORATION

Transaction Highlights

Strategic Rationale	• Combination of two premier Southeast franchises to form a $16 billion regional bank • Builds on existing presence in the following markets: Tampa, Orlando, Jacksonville and Atlanta • Adds significant experience and deepens management team of combined company • NCOM's mortgage operation complements recent expansion into the line of business
Attractive Financial Returns	• Mid-single digit EPS accretion, with cost savings fully phased in • Minimal initial tangible book value dilution, earned back in approximately two years (1) with conservative assumptions • Enhances profitability & efficiency metrics • Pro forma company remains "well-capitalized" and remains under CRE guidelines
Low Risk Profile	• All key executives under contract • Market overlap mitigates integration and operational risk • Shared cultural values, similar business strategies and long-term relationships • Comprehensive due diligence with talented and practiced credit review team

CenterState

NATIONAL COMMERCE CORPORATION

(1) Based on the crossover method

19 Year Relationship of our Management Teams

1999	• CenterState Bank forms as a de novo (CSFL) and selects Alabama National Bank (ALAB) as its correspondent bank partner
2000-2007	• ALAB grows to $8.5 billion in assets organically and through over 20 whole bank acquisitions in Florida and Georgia • CSFL listed on Nasdaq and grows to $1.2 billion in assets • Relationship of management teams builds through multiple strategic and cultural discussions
2008-2010	• ALAB sells to Royal Bank of Canada in 2008 • Based on long-term relationships, ALAB facilitates the transition of the following teams to CSFL: – Correspondent Banking Division in Birmingham – Prepaid Card Division – Wealth Management Division – Vero Beach Team – including current CSFL Chief Credit Officer Dan Bockhorst and former ALAB Director Griffin Greene
2010-2017	• Legacy ALAB executive team acquires controlling interest in Birmingham-based Red Mountain Bank, renaming it National Bank of Commerce (NCOM) • In 2015, NCOM completes an initial public offering and begins acquiring community banks in Florida and Georgia • NCOM selects CSFL as their correspondent partner and executive relationships continue to grow • CSFL completes 14 acquisitions in Florida
2018	• Both CSFL and NCOM acquire banks in Atlanta, GA • CSFL and NCOM propose merger to become a $16 billion, premier Southeast franchise

Pro Forma Leadership

CenterState

Pro Forma Organizational Chart



John Corbett
President & CEO



Richard Murray
Bank CEO



Steve Young
Chief Operating Officer



Will Matthews
Chief Financial Officer



Jennifer Idell
Chief Administrative Officer



Dan Bockhorst
Chief Credit Officer



Beth DeSimone
Chief Risk Officer & General Counsel

Board of Directors


16 CSFL Directors
3 NCOM Directors

Premier Southeast Franchise

Southeast Deposit Market Share for Southeast-Based Banks

Rank	Institution	Deposits ($bn)	Market Share	Branches
1	Bank of America Corp.	$166.8	13.9 %	1,113
2	SunTrust Banks Inc.	113.5	9.5	1,106
3	BB&T Corp.	111.4	9.3	1,400
4	Regions Financial Corp.	80.2	6.7	1,202
5	Synovus Financial Corp.	33.5	2.8	300
6	First Citizens BancShares Inc.	28.2	2.4	490
7	First Horizon National Corp.	24.0	2.0	295
8	IBERIABANK Corp.	21.2	1.8	181
9	Hancock Whitney Corp.	21.0	1.8	198
10	Capital One Financial Corp.	21.0	1.8	167
11	Pinnacle Financial Partners Inc.	14.4	1.2	116
	Pro Forma	12.9	1.1	164
12	Bank OZK	12.5	1.0	223
13	Union Bankshares Corp.	11.9	1.0	153
14	BankUnited Inc.	11.8	1.0	84
15	South State Corp.	11.7	1.0	167
16	United Bankshares Inc.	11.3	0.9	121
17	BancorpSouth Bank	11.0	0.9	231
18	Home BancShares Inc.	10.7	0.9	164
19	Trustmark Corp.	10.5	0.9	194
20	Renasant Corp.	10.3	0.9	162
21	United Community Banks Inc.	10.0	0.8	144
22	CenterState Bank Corp.	9.5	0.8	127
23	Arvest Bank Group Inc.	9.5	0.8	137
24	Ameris Bancorp	8.8	0.7	129
25	TowneBank	8.1	0.7	41
37	National Commerce Corp.	3.3	0.3	37

Best-in-Class Profitability (1)

SE Rank	Institution	2020 Proj. ROAA (2)
1	Home BancShares, Inc.	2.0 %
2	Bank OZK	1.9
	Pro Forma (3)	1.8
3	ServisFirst Bancshares, Inc.	1.8
4	FB Financial Corporation	1.7
5	Carolina Financial Corporation	1.7
6	CenterState Bank Corporation	1.7
7	Stock Yards Bancorp, Inc.	1.7
8	City Holding Company	1.7
9	Ameris Bancorp	1.6
10	Seacoast Banking Corporation of Florida	1.6
11	National Commerce Corporation	1.6
12	BB&T Corporation	1.5
13	First Bancshares, Inc.	1.5
14	Synovus Financial Corp.	1.5
15	First Bancorp	1.5
16	Capital One Financial Corporation	1.5
17	Union Bankshares Corporation	1.5
18	Republic Bancorp, Inc.	1.5
19	Pinnacle Financial Partners, Inc.	1.5
20	Renasant Corporation	1.5
21	United Community Banks, Inc.	1.4
22	Community Trust Bancorp, Inc.	1.4
23	WesBanco, Inc.	1.4
24	TowneBank	1.4
25	Simmons First National Corporation	1.4

Source: S&P Global Market Intelligence
Deposit data as of 6/30/18; pro forma for announced transactions
Note: Caps branches at $1.5 billion in deposits where applicable
Southeast defined as: Alabama, Arkansas, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, Tennessee, Virginia and West Virginia
(1) Includes major-exchange traded banks headquartered in the Southeast with total assets greater than $3.0 billion
(2) 2020 projected ROAA per consensus estimates as of 11/1/18
(3) Includes cost savings and CDI impact; shown for illustrative purposes

CenterState

NATIONAL COMMERCE CORPORATION

Pro Forma Florida, Georgia and Alabama Footprint



'19 - '24
Proj. Pop. Growth
< 0.0%
0.0% - 5.0%
5.0% - 10.0%
CSFL (127)
NCOM (37)
Huntsville
Birmingham
Atlanta
Montgomery
Auburn
Columbus
Mobile
Tallahassee
Jacksonville
Daytona Beach
Orlando
Tampa
St. Petersburg
Sarasota
Fort Lauderdale
Miami
Atlanta MSA
$1.5B
Birmingham MSA
$0.5B
Jacksonville MSA
$0.9B
I-4 Corridor MSAs
$4.5B
Orlando, Daytona Beach, Tampa and Lakeland
Miami MSA
$1.2B

CenterState

Source: S&P Global Market Intelligence
Deposit data as of 6/30/18; pro forma for announced transactions
Note: Dollar amounts denote pro forma deposits in stated markets

NATIONAL COMMERCE CORPORATION

Expanded Presence in Southeastern Growth Markets

Select Urban Markets Served

	Florida				*Georgia*	*Alabama*
	Orlando	**Tampa**	**Jacksonville**	**Miami**	**Atlanta**	**Birmingham**
GDP ($bn) (1)	$115	$127	$66	$296	$334	$56
Population (mm)	2.6	3.2	1.5	6.3	6.0	1.2
Proj. Pop. ('19-'24) Growth	8.1%	6.8%	6.9%	6.6%	6.5%	1.5%
Businesses	109,392	121,262	68,396	> 250,000	> 250,000	57,082
Market Deposits ($bn)	$50.9	$65.3	$61.8	$236.7	$168.5	$37.7
Pro Forma CSFL Deposits ($bn)	$1.2	$1.0	$0.9	$1.2	$1.5	$0.5

Source: S&P Global Market Intelligence
Deposit data as of 6/30/18, pro forma for announced transactions
(1) Real GDP by MSA per Bureau of Economic Analysis' 2017 Regional GDP Report

Summary of Transaction Terms

Acquiror:	**CenterState Bank Corporation (Nasdaq: CSFL)**
Target:	**National Commerce Corporation (Nasdaq: NCOM)**
Consideration Mix:	**100% Stock**
Per Share Consideration:	**1.65 shares of CSFL stock**
Indicative Price Per Share: (1)	**$40.01**
Transaction Value: (1)	**$850.4 million**
Valuation Multiples: (1)	**Price / Tangible Book Value per Share: 1.99x** **Price / 2019 Earnings with 100% Cost Saves: 9.8x** **Core Deposit Premium: 14.3%** (2) **Market Premium: 5.1%** (3)
Board Seats:	**Three committed at the holding company, one additional at the bank**
Senior Management:	**Richard Murray to be CEO of CenterState Bank, N.A.** **Will Matthews to be CFO of CSFL and CenterState Bank, N.A.**
Required Approvals:	**Customary regulatory approval and approval of CSFL and NCOM shareholders**
Expected Closing:	**Q2 2019**

CenterState

Assumes NCOM's options are rolled over into CSFL options at close
(1) *Based on CSFL's stock price of $24.25 as of 11/23/18*
(2) *Deal value less target's tangible common equity as a percentage of target's core deposits (less than $250,000)*
(3) *Based on NCOM's stock price of $38.08 as of 11/23/18*

NATIONAL COMMERCE CORPORATION

Financial Impact

Attractive Returns	Pro Forma Capital at Close
❑ Mid-single digit EPS accretion once cost savings are fully realized	❑ TCE / TA: 9.5%
	❑ Leverage Ratio: 9.7%
❑ Minimal initial tangible book value dilution earned back in approximately two years	❑ CET1 Capital Ratio: 11.7%
	❑ Tier 1 Capital Ratio: 11.8%
❑ Pro forma C&D and CRE concentrations remain within regulatory guidelines	❑ Total Capital Ratio: 12.7%

Assumptions

Cost Savings:	• 25% cost savings fully phased-in (33% in 2019, 100% thereafter)	
Merger Related Expenses:	• $47.8 million after-tax (52% for Buyer, 48% for Seller)	
Purchase Accounting Marks:	• Total mark to loans:	($59.8) million (1.9% of loans)
	• Reversal of existing ALLL:	$16.8 million
	• Reversal of remaining loan discount:	$34.3 million
	• Gross mark to OREO:	($0.3) million
	• Other marks:	($1.9) million
Revenue Synergies:	• None assumed, though identified	
Durbin:	• Assumes reduction in NCOM's future interchange income	
Core Deposit Intangible:	• 2.0% of Core Deposits [1]	
Financing Contingencies:	• None	

(1) Defined as total deposits excluding all certificates of deposits

Credit Due Diligence

- **NCOM has excellent overall asset quality**
  - 0.15% NPAs / assets; 0.19% NPAs / loans & OREO
  - 0.06% NCOs / Avg. loans for the quarter ended 9/30/18
  - $6.1 million of nonperforming assets, of which $5.0 million are acquired
    - Excluding all acquired loans, NPAs / (loans + OREO + repossessed assets) = 0.06%
  - Loan concentrations within CRE guidelines
- **Experienced credit review team**
  - Completed due diligence on 39 banks since 2008
  - Completed 6 FDIC-assisted deals and 12 whole-bank deals through cycle
  - All banks are outperforming their initial marks
- **Comprehensive review process for loans and OREO portfolios**
  - Reviewed 70% of the dollar balance of Commercial Loan Portfolio of loans greater than or equal to $1,000,000
  - Reviewed 100% of OREO properties and other assets for sale
  - Reviewed 99% of TDRs, non-accruing loans, substandard loans and special mention loans greater than or equal to $500,000

Source: S&P Global Market Intelligence
Data as of or for the three months ended 9/30/18

Concluding Thoughts

- Combination forms a $16 billion high-performing Southeast franchise
- NCOM provides additional depth and experience to the management team with a strong cultural fit
- Lower risk due to the strong relationship between the two companies built over the last 19 years
- Financially attractive, providing operating leverage through branch consolidation

Appendix

Overview of National Commerce Corporation

Financial Highlights	
Assets	$4.1 billion
Loans	$3.2 billion
Deposits	$3.3 billion
Loans / Deposits	97 %
Cost of Deposits	0.71 %
Core ROAA [(1)]	1.31 %
Efficiency Ratio	58.5 %
TCE / TA	10.82 %

- Headquartered in Birmingham, AL
- Highly profitable institution
- Superior credit quality and risk management practices


NCOM (37)
Huntsville
Birmingham
Atlanta
Montgomery
Auburn
Columbus
Mobile
Pensacola
Tallahassee
Jacksonville
Gainesville
Daytona Beach
Orlando
Tampa
St. Petersburg
Sarasota
Vero Beach
Fort Lauderdal
Miami
59
85
20
16
65
75
95
10
4
75
GA
23%
AL
35%
FL
42%

NCOM Deposits by State (2)

CenterState

Source: S&P Global Market Intelligence
Financial data as of or for the three months ended 9/30/18
(1) Excludes one-time merger related expenses
(2) Data as of 6/30/18, pro forma for recently closed transactions

NATIONAL COMMERCE CORPORATION

Pro Forma Loan Composition

CSFL



Consumer & Other 8%
C&I 8%
C&D 8%
1-4 Family 23%
Multifamily 2%
Owner-Occupied CRE 20%
Non Owner-Occupied CRE 31%

MRQ CSFL Yield on Loans: 5.46%

NCOM



Consumer & Other 2%
C&I 17%
C&D 11%
1-4 Family 22%
Multifamily 2%
Owner-Occupied CRE 20%
Non Owner-Occupied CRE 26%

MRQ NCOM Yield on Loans: 5.78%

Pro Forma (1)



Consumer & Other 6%
C&I 11%
C&D 9%
1-4 Family 23%
Multifamily 2%
Owner-Occupied CRE 20%
Non Owner-Occupied CRE 29%

Source: S&P Global Market Intelligence
Data as of or for the three months ended 9/30/18
(1) Excludes purchase accounting adjustments

Pro Forma Deposit Composition

CSFL	NCOM	Pro Forma (1)

CSFL


Time Deposits 20%
Demand Deposits 33%
Money Market & Savings 30%
NOW Accounts 18%

MRQ CSFL Cost of Deposits: 0.43%

NCOM


Time Deposits 16%
Demand Deposits 28%
Money Market & Savings 37%
NOW Accounts 20%

MRQ NCOM Cost of Deposits: 0.71%

Pro Forma (1)


Time Deposits 19%
Demand Deposits 31%
Money Market & Savings 31%
NOW Accounts 18%

CenterState

Source: S&P Global Market Intelligence
Data as of or for the three months ended 9/30/18
(1) *Excludes purchase accounting adjustments*

NATIONAL COMMERCE CORPORATION

NCOM's Residential Mortgage Division

Total Production


$600
$500
$400
$300
$200
$100
$0
$73
$212
$247
$207
$282
$323
$508
$508
2011
2012
2013
2014
2015
2016
2017
YTD '18 (Ann.)

Purchase vs. Refinance (% of Total Production)


Refinance 22%
Purchase 78%
YTD '18

Source: Company documents
Data for the twelve months ended each year; YTD '18 data for the nine months ended 9/30/18

Additional Information

CenterState intends to file a registration statement on Form S-4 with the Securities and Exchange Commission to register the shares of CenterState's common stock that will be issued to NCOM's shareholders in connection with the transaction. The registration statement will include a joint proxy statement/prospectus of CenterState and National Commerce and a prospectus of CenterState. A definitive joint proxy statement/prospectus will be sent to the shareholders of CenterState and the stockholders of National Commerce in connection with the proposed merger transaction involving CenterState and National Commerce. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, AND JOINT PROXY/PROSPECTUS WHEN IT BECOMES AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER TRANSACTION. Investors and security holders may obtain free copies of these documents and other documents filed with the Securities and Exchange Commission on its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the Securities and Exchange Commission by CenterState on its website at www.centerstatebanks.com and by NCOM on its website at www.nationalbankofcommerce.com.

CenterState, NCOM and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from NCOM stockholders and from CenterState shareholders in connection with the Merger. Information regarding the directors and executive officers of CenterState and NCOM and other persons who may be deemed participants in the solicitation of the stockholders of NCOM or the shareholders of CenterState in connection with the Merger will be included in the joint proxy statement/prospectus for NCOM's special meeting of stockholders and CenterState special meeting of shareholders, which will be filed by CenterState with the SEC. Information about the directors and officers of CenterState and their ownership of CenterState common stock can also be found in CenterState's definitive proxy statement in connection with its 2018 annual meeting of shareholders, as filed with the SEC on March 12, 2018, and other documents subsequently filed by CenterState with the SEC. Information about the directors and officers of NCOM and their ownership of NCOM common stock can also be found in NCOM's definitive proxy statement in connection with its 2018 annual meeting of stockholders, as filed with the SEC on April 20, 2018, and other documents subsequently filed by NCOM with the SEC. Additional information regarding the interests of such participants will be included in the joint proxy statement/prospectus and other relevant documents regarding the Merger filed with the SEC when they become available.

Investor Contacts

John Corbett
President & CEO
jcorbett@centerstatebank.com

Steve Young
Chief Operating Officer
syoung@centerstatebank.com

Jennifer Idell
Chief Financial Officer
jidell@centerstatebank.com

Phone Number
863-293-4710

Richard Murray
Chairman & CEO
rmurray@nationalbankofcommerce.com

Will Matthews
President & CFO
wmatthews@nationalbankofcommerce.com

Phone Number
205-313-8100

CenterState

www.centerstatebank.com